UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2008

ARVINMERITOR, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road

Troy, Michigan

(Address of principal executive offices)

48084-7186

(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Andrew J. Schindler retired from service on the Board of Directors of ArvinMeritor, Inc. (the “Company”), effective after the Annual Meeting of Shareowners on January 25, 2008.

Item 8.01 Other Events

At a meeting of the Board of Directors of the Company held on January 25, 2008, the retainer for Board service for non-employee directors of the Company was increased from $55,000 per year to $75,000 per year. Except for that change, the compensation arrangements with non-employee directors remain as described in Exhibit 10-d to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.

By: /s/ Vernon G. Baker, II

Vernon G. Baker, II
Senior Vice President and
General Counsel

Date: January 25, 2008